POWER OF ATTORNEY


      The undersigned hereby constitute and appoint Richard W. Ingram, Christopher Kelley, Kathleen K. Morrisey, Michael S. Petrucelli, and Elba Vasquez and each of them, with full power to act without the other, his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities (until revoked in writing) to sign any and all amendments to the Registration Statement of each Fund enumerated on Exhibit A hereto (including post-effective amendments and amendments thereto), and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.




                              January 28, 1998

/s/ Marie E. Connolly
Marie E. Connolly, President




                              POWER OF ATTORNEY


     The undersigned hereby constitute and appoint Marie E. Connolly, Richard
W. Ingram, Christopher Kelley, Kathleen K. Morrisey, Michael S. Petrucelli and Elba Vasquez and each of them, with full power to act without the other, his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities (until revoked in writing) to sign any and all amendments to the Registration Statement of each Fund enumerated on Exhibit A hereto (including post-effective amendments and amendments thereto), and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.



/s/Ruth Marie Adams
Ruth Marie Adams

/s/ Francis P. Brennan
Francis P. Brennan

/s/ Joseph S. DiMartino
Joseph S. DiMartino

/s/ James M. Fitzgibbons
James M. Fitzgibbons

/s/ J. Tomlinson Fort
J. Tomlinson Fort

/s/ Arthur L. Goeschel
Arthur L. Goeschel

/s/ Kenneth A. Himmel
Kenneth A. Himmel

/s/ Arch S. Jeffery
Arch S. Jeffery

/s/ Stephen J. Lockwood
Stephen J. Lockwood

/s/ John J. Sciullo
John J. Sciullo

/s/ Roslyn Watson
Roslyn Watson

Exhibit A

The Dreyfus/Laurel Funds, Inc.
The Dreyfus/Laurel Funds Trust
The Dreyfus/Laurel Tax-Free Municipal Funds